Q3 2014 Earnings Presentation November 10, 2014 Exhibit 99.2

All statements and other information contained in this document related to anticipated future events or results constitute forward-looking statements.  Forward-looking statements often, but not always, are identified by the use of words such as “seek”, “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend”, “forecast”, “project”, “likely”,
“potential”, “targeted” and “possible” and statements that an event or result “may”, “will”, “would”, “should”, “could”
or “might” occur or be achieve and other similar expressions.  Forward-looking statements are subject to known and unknown business and economic risks and uncertainties and other factors that could cause actual results of operations to differ materially from those expressed or implied by the forward-looking statements.  Forward-
looking statements are based on estimates and opinions of management at the date the statements are made.
Northern Power Systems does not undertake any obligation to update forward-looking statements even if circumstances or management’s estimates or opinions should change, except as required by law.  For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
This presentation references non-GAAP financial measures with the required reconciliation referenced in the table captioned “Non-GAAP Reconciliations” to the most comparable GAAP financial measures.
FORWARD LOOKING STATEMENT AND NON-GAAP DISCLOSURES

Presentation Organization and Call Details
3
Q&A Session:
Troy Patton
President and CEO
Ciel Caldwell
CFO
Presentation Organization:
Basis of Presentation:
Q3 2014 business update
Q3 2014 operational and financial
results review
GAAP to Non-GAAP
reconciliations
Q3 2014 = Northern Power Systems Corp.
YTD 2014 = Q1 Wind Power Holdings, Inc.
+ Q2&Q3 Northern Power Systems Corp.
2013 periods = Wind Power Holdings, Inc.
Immediately following this call
Link from IR webpage at
http://www.ir.northernpower.com/
events-and-presentations.aspx
Hosted by:

NPS’ Business Lines
4
Fully developed strategic
partnership approach
Successfully deployed in
China and Brazil to date
High-margin Development
Expansion of IP portfolio
NPS 2MW
turbine
platform
Converter and
Controls
Systems
NPS
60/100kW
Sales Rapidly Expanding Emerging Market Focus Global Growth
Technology Licensing
Product Sales & Service
Technology Development

Business Expansion Trends

1
Bridge to Net Loss
Non-GAAP EBITDA (Loss)/Income
(3.4)
(2.2)
(3.1)
(4.8)
(3.1)
(2.8)
Q113
($5)
($4)
($3)
($2)
($1)
$0
$1
(2.2)
(3.0)
(1.3)
Q314
(.3)
Q214
Q114
Q413 Q313 Q213
$0
$10
$20
$30
$40
$50
Q113 Q213 Q313 Q413 Q114 Q214 Q314
21
34
36
45
48
41
47
BACKLOG
$0
$2
$4
$6
$8
$10
$12
$14
$16
Q412 Q113 Q213 Q313 Q413 Q114 Q214 Q314
6.8
1.7
4.3
5.6
9.0
13.8 13.8
15.0
REVENUE
(2.9)
(3.0)
(2.5)
0.5

Q3 2014: Product Sales and Service Update

Full production of 3
rd
generation turbine;
installing in Italy
Continued strong European momentum;
evolving market conditions
First 4 units operational in Korea; Asia
business development expanding
NPS 2MW
turbine
platform
NPS
60/100kW
Converter and
Controls
Systems
Sales Rapidly Expanding
Product Sales & Service

Next Generation Distributed Turbines 7

Q3 2014: Technology Licensing Update

WEG 2.1MW 12 turbines installed by year
end
Initial 2.1MW units are commissioning in Q4
3Q14 partial WEG license revenue
recognition and commenced royalty
payments
Considering further strategic partnerships in
Europe and Asia
Fully developed strategic
partnership approach
Successfully deployed in
China and Brazil to date
Technology Licensing
Emerging Market Focus

WEG Manufactured 2.1MW Turbines 7

Q3 2014: Technology Development

WEG 3.3MW development agreement
commenced:
Expecting to scale development with peak
activity in the first half of 2015; anticipated
prototype in 2016
Backbone of planned development activity
for next twelve months
Laboratory R&D commenced on power
converter business applications
Initial full converter focus on distributed
energy markets and special applications
Inverter product optimized for energy
storage market, technology-agnostic
Anchor customer deployment in 2015, top
and bottom line impact in 2016
High-margin Development
Expansion of IP portfolio
Technology Development
Global Growth

Q3 2014: Key Financial Metrics

Q3 2014 YTD 2014
Revenue
•
$15M
•
168% y/y growth
•
$43M
•
267% y/y growth
Backlog
•
$47M
•
30% y/y growth
Gross Margin
•
32%
•
PY at 13%
•
19%
•
PY at 4%
Net Loss
•
($.3M)
•
90% y/y loss reduction
•
($.01/share)
•
($5M)
•
41% y/y loss reduction
•
($.29/share)
Non-GAAP EBITDA
Income / (Loss)
•
$.5M
•
123% y/y improvement
•
($3M)
•
61% y/y loss reduction

$16
$14
$12
$10
$8
$6
$4
$2
$0

35.0%
25.0%
15.0%
5.0%
-5.0%
-15.0%
-9.9%
-1.3%
12.7%
6.1%
8.6%
15.9%
32.2%

Revenue and Gross Margin Trends 12 Q1 ‘13 Q2 ‘13 Q4 ‘13 Q2 ‘14 Q1 ‘14 Q3 ‘13 High-wind Regimes Non-turbine Revenue Low-wind Regimes Q3 ‘14

Q3 2014: Other Financial Metrics

Balance Sheet Metrics September 30, 2014 December 31, 2013
Cash and cash equivalents $16.3M $4.5M
Debt - $12.5M
Working capital line $4.0M* -
* Comerica working capital line of credit available through 6/30/15 for up to $6M
Cash Flow Statement Q3 2014 YTD 2014
Cash used in operations ($3M)
•
($12M)
•
Cash (used in) provided by
investing activities
($.1M)
• Cap-Ex ($.1M)
$.5M
• Cap-Ex ($.7M)
• Facility Sale $1.2M
Cash provided by financing
activities
$4M $23.2M
Change in operating Change in operating
assets / liab. ($3.2M) assets / liab. ($8.4M)

Non-GAAP Reconciliations 14

Non-GAAP Reconciliations Non-GAAP adjusted EBITDA

Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Net Loss
$(3,384) $(2,753) $(3,122) $(4,828) $(3,124) $(2,064) $(289)
Interest
18 111 101 286 240 37 40
Taxes
26 3 (16) 22 14 15 412
Depreciation
227 310 234 214 178 391 194
Stock compensation
122 57 85 437 148 454 144
Fair value warrants
63 (724) 488 - - - -
Non-cash restructuring
- - - 70 - - -
Loss on asset held for
sale
- - - 768 - - -
Adjusted EBITDA
$(2,928) $(2,996) $(2,230) $(3,031) $(2,544) $(1,167) $501
(All amounts in thousands)